SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUNDS

Deutsche Alternative Asset Allocation Fund Deutsche Alternative Asset Allocation VIP Deutsche Select Alternative Allocation Fund

The list of Deutsche funds in which the fund may invest contained in the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of each fund’s prospectus is supplemented to include the following disclosure about two additional Deutsche funds in which the fund may invest:

Deutsche CROCI® Sector Opportunities Fund. The fund seeks long‐term growth of capital. Under normal circumstances, the fund will invest in common stocks of approximately 30 companies (excluding financial companies) selected from: the STOXX Europe 200 Large Index, the S&P 500 Index and the TOPIX 100 Index with a bias towards large capitalization companies.

Portfolio management will choose investments from three of the following nine global economic sectors, each of which is comprised of two or more industries, (the fund will not focus on the industries within a sector): Consumer Discretionary, Consumer Staples, Energy, Healthcare, Information Technology, Industrials, Materials, Telecom and Utilities.

Portfolio management intends to invest in stocks of companies that it believes offer “economic value,” as determined by applying the Cash Return on Capital Invested (CROCI®) proprietary strategy to the three industry sectors with the lowest median economic price‐earnings ratio. Portfolio management measures economic value by using the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio) which is calculated for each of the 800 companies in the CROCI® global company database. The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationships between valuation and return as an accounting P/E ratio (i.e., price/ book value divided by return on equity).

Deutsche Emerging Markets Frontier Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers that are listed on an exchange in a frontier market or small emerging market country; are organized under the laws of, or have principal offices in, frontier market or small emerging market countries; or have significant exposure to such countries’ economies.

In general, frontier market and small emerging market countries are sub-sets of those markets currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index. The fund currently considers “frontier market or small emerging market countries” to include all of the countries in the MSCI Frontier Emerging Markets Index as well as the following countries: Chile, Czech Republic, Greece, Hungary, Indonesia, Malaysia, Poland, Qatar, Saudi Arabia, Thailand, Turkey, and the United Arab Emirates.

The fund normally invests primarily in common stocks, but may also invest in preferred stocks or convertible securities. In addition, the fund may invest a portion of its assets in other types of securities, including debt securities, short‐term securities, warrants, and other similar securities. The fund may also invest significantly in participation or participatory notes, which are a type of equity linked derivative, which are structured as debt obligations and are issued or backed by banks and broker‐dealers, and are designed to replicate equity market exposure in foreign markets with limitations on direct investments due to local investment restrictions.

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The following disclosure is added to the “MAIN RISKS” sections contained within the summary section and the “FUND DETAILS” section of each fund’s prospectus.

CROCI® risk. The fund will be managed on the premise that sectors with lower median CROCI® Economic P/E Ratios may outperform sectors with higher CROCI® Economic P/E Ratios over time, and that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of the CROCI® Economic P/E Ratio is determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As CROCI® Economic P/E Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have a lower CROCI® Economic P/E Ratio.

Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity – economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Micro‐cap company risk. Micro‐cap stocks involve substantially greater risks of loss and price fluctuations because micro‐cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro‐cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro‐cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro‐cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro‐cap company.

Please Retain This Supplement for Future Reference

October 9, 2014 PROSTKR‐401

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